Prudential's
Long Term Growth Account


[PHOTO]



Semi-Annual Report
to Participants

June 30, 1998

[LOGO] Prudential

       The Prudential Insurance Company of America
       30 Scranton Office Park
       Scranton, PA 18507-1789

--------------------------------------------------------------------------------


                                     Committed to providing superior
                                     investment, administrative and
                                     recordkeeping services to
                                     institutional clients.

                                     [LOGO]

================================================================================

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for VCA-2. It is for the information of persons participating in The Prudential Variable Contract Account-2 (VCA-2, Long Term Growth Account, or the Account). VCA-2 is distributed by Prudential Investment Management Services LLC, an affiliate of The Prudential Insurance Company of America. VCA-2 is a group annuity insurance product issued by The Prudential Insurance Company of America, Newark, NJ.

Six Months Ended June 30, 1998
--------------------------------------------------------------------------------



Letter

To Participants


Dear Participant:

We are pleased to provide our Semiannual Report to you on the investment performance of the Long Term Growth Account.

The past six months were a time of solid growth. U.S. Gross Domestic Product, which measures the country's total output of goods and services, grew at an annualized rate of 3.5% for the six months ended June 30, according to Prudential economists.

Given this environment, stock prices continued to gain, with the Dow Jones Industrial Average rising 13.2% during the six-month period, while the Standard & Poor's 500 Composite Stock Price Index climbed 17.7%. But, not all stocks were equal. Large capitalization growth stocks with predictable earnings were the market's favorites. Indeed, as reported by Morningstar, the average large capitalization growth fund returned 20.3%, while the average small capitalization value fund returned 4.7% over the prior six months. Bonds also provided dependable total returns of 3.9%, according to the Lehman Brothers Aggregate Index.

How Did Our Portfolios Perform?

The Long Term Growth Account delivered returns similar to those of the broader markets and consistent with the strategies around which it is designed. In fact, the Long Term Growth Account beat the Lipper Variable Insurance Products Growth Average, for the three-, five-, and ten-year periods.

Thirty Years And Growing.

The Long Term Growth Account is celebrating 30 years of providing you with the opportunity to maximize the results of your variable annuity, subject to the risks associated with this kind of investment. As of June 30, 1998, we had assets of $826 million under management. We have worked through the years to meet the needs of our clients by continuing to provide solid returns over the long term.

Staying the Course for the Long Term.

As we reached the midpoint of another year, the financial news was decidedly upbeat. However, there were times during the reporting period when price volatility affected the stock and bond markets. These market swings illustrate the importance of investors "staying the course" for the long term.

Of course, this does not mean you should ignore change. Indeed, with record valuations in the U.S. stock market at a time when U.S. corporate earnings are slowing, now may be a good time to review the asset allocation of all your investments. While stocks continue to be the investment of choice for many seeking long-term wealth accumulation, you may wish to consider diversifying a portion of your holdings to help lessen the effects of market uncertainty. Your Prudential professional would be happy to assist you in reviewing and structuring a program to meet your needs.

All of us at Prudential thank you for your business and look forward to helping you plan for your future financial security.

/s/ Mendel A. Melzer

Mendel A. Melzer, CFA
Chairman


[PHOTO]
Mendel A. Melzer, CFA
Chairman

VCA-2 Long Term Growth Account

Performance Summary.

The account returned 8.10% for the six months ended June 30, 1998, compared to 16.2% for the Lipper Variable Insurance Products Growth Average. During this period a select number of the largest, highest quality stocks -- typically growth stocks -- performed better than large stocks and much better than mid-size and smaller company stocks. For example, for the six months, the Russell 2000, an index of small company stock performance, rose only 4.93%. The Account held few of these top performing, highest quality, large company stocks because their valuations were unattractive relative to the value style of management we follow.


================================================================================
Average Annual Returns Through June 30, 1998

                                    Six      One     Three     Five     Ten
                                   Months    Year     Year     Year     Year
-----------------------------------------------------------------------------
   Long Term Growth Account(1)        8.10%   24.20%   26.97%   20.50%   17.85%
-----------------------------------------------------------------------------
   Long Term Growth Account(2)        4.27%   19.97%   24.78%   18.76%   16.42%
-----------------------------------------------------------------------------
   Lipper (VIP) Growth Avg.(3)       16.23%   28.06%   25.44%   20.07%   16.76%
-----------------------------------------------------------------------------
   S&P 500(4)                        17.72%   30.17%   30.23%   23.06%   18.54%
--------------------------------------------------------------------------------
Long Term Growth Account inception date: 7/1/68.

================================================================================
$10,000 Invested Over Ten Years.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                            <<PLOT POINTS TO COME>>


--------------------------------------------------------------------------------
These results represent past performance and are no guarantee of future performance. Investment return and principal value of the Long Term Growth Account will fluctuate resulting in a value which may at any time, including the time of withdrawal of the cash value, be more or less than the total principal investment made. Source: Prudential

Investment in the Long Term Growth Account involves various risks which are more fully described in the prospectus. For more complete information about the Account, including charges and expenses, contact Prudential for a free prospectus. Please read it carefully before investing. The Long Term Growth Account is a group annuity insurance product issued by The Prudential Insurance Company of America, Newark, NJ and is distributed by Prudential Investment Management Services LLC, an affiliate of Prudential.

(1) The results are shown after the deduction of all expenses including investment management and mortality and expense charges but do not include the effect of any sales charge.

(2) The results are shown after the deduction of all expenses including investment management, mortality and expense charges and in addition reflect the deduction of a front-end 21/2% sales charge and the impact of an annual account charge.

(3) The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(4) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Account. The securities that comprise the S&P 500 may differ substantially from the securities in the Account. The S&P 500 is not the only index that may be used to characterize performance of this Account, and other indices may portray different comparative performance.

Investment Goal

Long term growth of capital.

Types of Investments

Primarily stocks of a diversified group of major established companies in a variety of industries.

Investment Style

This Account uses a "value" investment approach to companies that are attractively priced relative to book value, earnings, discretionary cash flow, sales and other measures of value.

Performance Review.

What Went Well. During the reporting period Account performance was lifted by our good stock selection in the consumer growth and staples sector. We placed less emphasis on the utility sector, which turned out to be a good decision since utilities turned in poor performance.

And Not So Well. Account performance was affected by our significant exposure to the poor performing industrial group as Asian crisis concerns escalated with the abundance of disappointing earnings forecasts. Our limited exposure to technology, which was the second-best performing sector during the reporting period, also restrained performance. We were also hurt by some of our selections in the consumer cyclical, energy and finance sectors.

We Took Profits. A large part of our sales were from companies which had performed well and therefore profit-taking appeared to be in order, including Lincoln National, Sonic Corporation, Harcourt General, Time Warner and Haverty Furniture. continued Other sales were of companies where we believed slowing economic activity, especially in Asia, would have a negative affect including Olin Corporation, American Standard, and Dallas Semiconductor.

                                                                       continued

Performance Review continued

Other sales were of companies where we believed slowing economic activity, especially in Asia, would have a negative affect including Olin Corporation, American Standard, and Dallas Semiconductor.

Strategy Session.

We focused on value. During the past six months the Account increased its financial stock exposure by buying two mortgage guarantee companies (Old Republic and PMI Group) as well as insurers: Torchmark Corporation, Travelers Property & Casualty and W.R. Berkeley. Other areas of purchase emphasis were: semiconductor companies, negatively affected by the Asian crisis but whose valuations looked attractive, specialty chemical companies and business forms companies.

We like industrials. We have confidence in industrial stocks. While we have concerns that the Asian situation will slow economic growth, we believe that this impact has been reflected in these companies' relative valuations.

Financials look good, too. We like financial companies, in particular, insurance companies, which have not yet participated in the current bull market to the extent of banks and financial services companies. In addition, we think the insurance industry is ripe for consolidation.

Small and mid-caps are attractive. We continue to hold stock of some small/mid-size companies. We believe that after another quarter of severe underperformance their valuations are significantly more attractive than the typical large company.

Outlook

Portfolio Manager
Roger Ford

Modest Market Gains Forecast.

"Our forecast for the rest of 1998 is that the economy will grow very moderately and inflation will remain under control. The Asian situation will continue to negatively affect all the world's economies. Within this environment, we believe corporate profits will be okay, but not great. Current equity market levels seem to more than adequately reflect this subdued environment. Therefore, we think stock market gains will be modest at best. Our exposure to industrial and insurance stocks reflects their attractive valuations relative to most other sectors. In addition, we continue to favor companies outside the universe of very large, high quality companies that have led this market. It is our belief that the rest of the market, including small and mid-cap companies, will close the inordinate valuation differential that currently exists."


                                    [PHOTO]
                                Portfolio Manager
                                   Roger Ford

================================================================================
Portfolio Composition.
                                          6/30/98
                                          -------
Industrials                                43.6%
Finance                                    19.4%
Consumer Growth                            16.1%
Technology                                  7.7%
Consumer Cyclicals                          7.4%
Energy                                      4.9%
Utilities                                   0.9%

--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
Top Ten Holdings
                                          6/30/98
                                          -------
Medianone Group Inc.                        1.9%
Century Commun ClA                          1.9%
NACRE Corp.                                 1.8%
Berkley WR Corp.                            1.7%
Wolverine Tube Inc.                         1.6%
Trenwick Group Inc.                         1.5%
Telecom Inc. Liberty Media                  1.5%
United Dominion Inds.                       1.5%
Giant Cement Holding Inc.                   1.5%
Carbide/Graphite Group                      1.4%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

                         Financial Highlights for VCA-2
                Income and Capital Changes Per Accumulation Unit*
          (For an Accumulation Unit outstanding throughout the period)
                                   (Unaudited)


                                                       Six Months
                                                         Ended
                                                        June 30,                      Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                         1998         1997         1996          1995            1994         1993
====================================================================================================================================
Investment Income .................................. $  .1618      $  .2633    $   .2056    $   .2000    $      .1896     $  .2823
------------------------------------------------------------------------------------------------------------------------------------
Expenses
   For investment management fee ...................    .0172         .0284        .0215        .0170           .0151        .0138
   For assuming mortality and expense risks ........    .0515         .0850        .0646        .0511           .0453        .0412
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income ..............................    .0931         .1499        .1195        .1319           .1292        .2273
------------------------------------------------------------------------------------------------------------------------------------
Capital Changes
   Net realized gain on investments ................   2.0486        4.7245       2.3368       1.5228          1.0028       1.1147
   Net unrealized appreciation (depreciation)
   of investments ..................................   (.0448)       1.3843       1.7641       1.7558         (1.2955)       .9803
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Accumulation Unit Value .   2.0969        6.2587       4.2204       3.4105          (.1635)      2.3223
------------------------------------------------------------------------------------------------------------------------------------
Accumulation Unit Value
   Beginning of period                                25.8828       19.6241      15.4037      11.9932         12.1567       9.8344
   End of period ................................... $27.9797      $25.8828    $ 19.6241    $ 15.4037    $    11.9932     $12.1567
------------------------------------------------------------------------------------------------------------------------------------
Ratio Of Expenses To
   Average Net Assets** ............................      .50%+         .50%         .50%         .50%            .50%         .50%
------------------------------------------------------------------------------------------------------------------------------------
Ratio Of Net Investment Income To
   Average Net Assets** ............................      .70%+         .70%         .69%         .96%           1.07%        2.06%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate ............................       21%           47%          53%          42%             37%          47%
------------------------------------------------------------------------------------------------------------------------------------
Number of Accumulation Units Outstanding
   for Participants at end of period
   (000 omitted) ...................................   27,967        28,643       30,548       31,600          32,624       32,968
------------------------------------------------------------------------------------------------------------------------------------

*Calculated by accumulating the actual per unit amounts daily.
**These calculations exclude Prudential's equity in VCA-2.
+Annualized.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

                        See Notes to Financial Statements

                          Financial Statements of VCA-2
                   Statement of Net Assets as of June 30, 1998
                                   (Unaudited)

Common Stock                                                           Value
Investments                                          Shares          [Note 2A]
--------------------------------------------------------------------------------
Aerospace/Defense -- 2.7%
Doncasters PLC-- (ADR)                               199,700       $   5,554,156
    (United Kingdom)+
Gen Corp.                                            388,000           9,797,000
Litton Industries, Inc.+                             116,600           6,879,400
                                                                   -------------
                                                                      22,230,556
--------------------------------------------------------------------------------
Autos & Trucks -- 2.3%
Borg-Warner Automotive, Inc.                         226,400          10,881,350
Lear Corp.+                                           75,000           3,848,438
Tower Automotive, Inc.+                               98,100           4,206,038
                                                                   -------------
                                                                      18,935,826
--------------------------------------------------------------------------------
Chemicals -- 6.1%
Agrium, Inc.
BOC Group PLC (ADR)                                  682,200           8,612,775
   (United Kingdom)                                  175,300           4,755,013
Chemfirst, Inc.+                                     280,000           7,070,000
Cytec Industries, Inc.+                              140,100           6,199,425
Dow Chemical Co.                                      68,400           6,613,425
Mississippi Chemical Corp.                           448,114           7,365,874
Solutia, Inc.                                        146,400           4,199,850
Union Carbide                                        106,600           5,689,775
                                                                   -------------
                                                                      50,506,137
--------------------------------------------------------------------------------
Computer Related -- 0.4%
Bay Networks Inc.                                    100,900           3,254,025
--------------------------------------------------------------------------------
Consumer Services -- 4.1%
Archer-Daniels-Midland Co.
Hilton Hotels Corp.+                                 163,700           4,665,450
Innkeepers USA Trust                                 310,400           3,918,800
MGM Grand, Inc.                                      102,900           3,247,781
Ogden Corp.                                          163,900           4,537,981
The Reynolds & Reynolds Co.                          301,300           5,479,894
   (Class "A" Stock)
RFS Hotel Investors, Inc.                            304,200           5,779,800
360 Communications Co.+                              197,800           6,329,600
                                                                   -------------
                                                                      33,959,306
--------------------------------------------------------------------------------
Containers and Packaging -- 1.8%
ACX Technologies, Inc.+
Alltrista Corp.+                                     253,100           6,469,869
AptarGroup, Inc.                                      65,100           4,048,406
U.S. Can Corp.+                                      279,700           4,108,094
                                                                   -------------
                                                                      14,626,369
--------------------------------------------------------------------------------
Electrical Equipment -- 1.5%
EMCOR Group, Inc.                                    254,000           4,857,750
Belden, Inc.                                         106,700           3,267,688
Hussman International, Inc.                          225,150           4,179,347
                                                                   -------------
                                                                      12,304,785
--------------------------------------------------------------------------------
Electronics -- 3.0%
Dallas Semiconductor Corp.                            27,600             855,600
Marshall Industries+                                 224,300           6,112,175
Methode Electronics, Inc.
   (Class "A" Stock)                                 164,100           2,543,550
National Semiconductor Corp.+                        258,500           3,408,969
Pioneer Standard
   Electronics, Inc.                                 528,800           5,089,700
VSLI Technology, Inc.+                               413,900           6,945,780
                                                                   -------------
                                                                      24,955,774
--------------------------------------------------------------------------------
Enginering & Construction -- 3.8%
Apogee Enterprises, Inc.                             294,400           4,508,000
Cameron Ashley Building
   Products+                                         172,600           2,912,625
Giant Cement Holding, Inc.+                          431,600          12,354,550
Gradall Industries, Inc.+                            410,000           5,996,250
Texas Industries, Inc.                               112,000           5,936,000
                                                                   -------------
                                                                      31,707,425
--------------------------------------------------------------------------------
Exploration & Production -- 4.4%
Cabot Oil & Gas Corp.                                216,600           4,332,000
Chesapeake Energy Corp.                              279,400           1,117,600
Comstock Resources, Inc.+                            433,000           3,220,438
Occidental Petroleum Corp.                           231,400           6,247,800
Oryx Energy Co.+                                     335,600           7,425,150
Pioneer Natural Resources Co.                        365,700           8,731,088
Vintage Petroleum, Inc.                              278,800           5,262,350
                                                                   -------------
                                                                      36,336,426
--------------------------------------------------------------------------------
Financial Services -- 4.8%
Financial Security Assurance
   Holdings Corp.                                    176,000          10,340,000
Heller Financial, Inc.                               149,700           4,491,000
Norwest Corp.                                        194,400           7,265,700
The PMI Group, Inc.                                  100,000           7,337,500
Travelers Group, Inc.                                161,599           9,796,939
                                                                   -------------
                                                                      39,231,139
--------------------------------------------------------------------------------
Healthcare -- 1.7%
Columbia HCA Healthcare                              167,000           4,863,875
Mallinckrodt, Inc.                                   106,300           3,155,781
Tenet Healthcare Corp.+                              196,400           6,137,500
                                                                     -----------
                                                                      14,157,156
--------------------------------------------------------------------------------


                        See Notes to Financial Statements

                          Financial Statements of VCA-2
                   Statement of Net Assets as of June 30, 1998
                                   (Unaudited)

Common Stock                                                           Value
Investments                                          Shares          [Note 2A]
--------------------------------------------------------------------------------
Housing Related -- 2.2%
Furniture Brands
   International, Inc.+                              214,400       $   6,016,600
Owens Corning Fiberglass Corp.                       111,200           4,538,350
Triangle Pacific Corp.+                              142,500           7,837,500
                                                                   -------------
                                                                      18,392,450
--------------------------------------------------------------------------------
Insurance -- 10.9%
Allied Group, Inc.                                   130,125           6,091,477
MMI Companies, Inc.                                  406,511           9,400,567
NAC Re Corp.                                         281,800          15,041,075
Old Republic International Corp.                     277,050           8,121,028
Reinsurance Group of America                         164,950           9,752,669
Safeco Corp.
Torchmark Corp.                                      198,700           9,090,525
Travelers Property Casualty Corp.
    (Class "A" Stock)                                155,500           6,667,063
Trenwick Group, Inc.                                 327,500          12,721,345
W.R. Berkley Corp.                                   327,200          13,108,450
                                                                   -------------
                                                                      89,994,199
--------------------------------------------------------------------------------
Leisure -- 1.8%
Darden Restaurants, Inc.                             573,600           9,105,900
Servico, Inc.+                                       397,100           5,956,500
                                                                   -------------
                                                                      15,062,400
--------------------------------------------------------------------------------
Machinery -- 6.0%
Allied Products Corp.                                341,250           7,230,234
Applied Power Inc.                                   175,700           6,039,688
Columbus McKinnon Corp.                              250,000           6,500,000
Denison International, PLC -
    (ADR) (United Kingdom)+                          228,800           4,518,800
Hardinge, Inc.                                       304,050           7,411,219
Harnischfeger Industries, Inc.                       279,900           7,924,669
Ingersoll-Rand Co.+                                  153,600           6,768,000
New Holland N.V                                      147,500           2,894,688
                                                                   -------------
                                                                      49,287,298
--------------------------------------------------------------------------------
Media -- 9.6%
Century Communications Corp.                         840,200          15,753,750
   (Class "A" Stock)+
Comcast Corp.                                        165,000           6,558,750
   (Class "A" Stock)
Comcast Corp.                                        262,926          10,673,165
   (Class "A" Stock) Special
Cox Communication, Inc.+
   (Class "A" Stock)                                 114,087           5,526,089
MediaOne Group, Inc.                                 362,200          15,914,163
Tele-Communications, Inc.                            322,150          12,503,447
   Liberty Media Group (Series A)+
Time Warner, Inc.                                     58,000           4,955,375
U.S. West Media Group+                                 9,892             464,909
Viacom, Inc.                                         117,500           6,844,375
                                                                   -------------
   (Class "B" Stock)+
                                                                      79,194,023
--------------------------------------------------------------------------------
Metals -- 3.6%
The Carbide/Graphite Group, Inc.+                    417,400          11,608,929
Cleveland Cliffs, Inc.+                              142,000           7,614,750
Reliance Steel and Aluminum                          163,200           6,303,600
UCAR International, Inc.+                            153,600           4,483,200
                                                                   -------------
                                                                      30,010,479
--------------------------------------------------------------------------------
Miscellaneous-Industrial -- 12.1%
Clarcor, Inc.                                        174,150           3,657,150
Coltec Industries, Inc.+                             346,000           6,876,750
Crane Co.                                            152,300           7,396,069
Dexter Corp.                                         137,900           4,386,944
Flowserve Corp.                                      195,771           4,820,861
Global Industrial
   Technologies, Inc.+                               477,000           6,856,875
Harsco Corp.                                         189,600           8,686,050
Idex Corp.                                            99,900           3,446,550
Mark IV Industries, Inc.                             305,087           6,597,506
Pentair, Inc.                                        113,100           4,806,750
PPG Industries, Inc.                                 108,500           7,547,531
Regal Beloit Corp.                                   181,100           5,161,350
United Dominion Industries, Ltd.                     370,300          12,358,763
Varian Associates, Inc.                              112,200           4,375,800
Wolverine Tube, Inc.+                                350,000          13,300,000
                                                                   -------------
                                                                     100,274,949
--------------------------------------------------------------------------------
Paper Products -- 2.7%
Boise Cascade Corp.                                  112,500           3,684,375
Ennis Business Forms, Inc.                           373,100           4,337,288
Georgia Pacific Corp.
   (Georgia - PAC Group)                              84,700           4,992,006
Georgia Pacific Corp.
   (Timber - Group) +                                 72,200           1,665,113
International Paper Co.                              103,000           4,429,000
The Mead Corp                                         97,900           3,108,325
The Standard Register Co.                              2,500              88,438
                                                                   -------------
                                                                      22,304,545
--------------------------------------------------------------------------------
Railroads -- 2.6%
Burlington Northern Santa Fe                          79,400           7,796,088
CSX Corp.                                             92,400           4,204,200
Greenbrier Companies, Inc.                           191,300           3,299,925
Varlen Corp.                                         192,882           6,654,429
                                                                   -------------
                                                                      21,954,642
--------------------------------------------------------------------------------
Regional Banks -- 2.3%
Banc One Corp.                                        80,080           4,469,465
First Chicago NBD Corp.                               99,480           8,816,415
PNC Bank Corp.                                       107,800           5,800,988
                                                                   -------------
                                                                      19,086,868
--------------------------------------------------------------------------------

                        See Notes to Financial Statements

                          Financial Statements of VCA-2
                   Statement of Net Assets as of June 30, 1998
                                   (Unaudited)

Common Stock                                                          Value
Investments                                          Shares         [Note 2A]
-------------------------------------------------------------------------------
Retail -- 3.1%
BJ's Wholesale Club, Inc.+                           114,400      $   4,647,500
Food Lion, Inc.                                      373,500          3,968,438
   (Class "A" Stock)
Food Lion, Inc.                                      137,500          1,383,594
   (Class "B" Stock)
Haverty Furniture, Inc.                              390,200          8,633,175
The Limited, Inc.                                    209,200          6,929,750
                                                                  -------------
                                                                     25,562,457
-------------------------------------------------------------------------------
Specialty Chemicals -- 3.9%
Cambrex Corp.                                        237,600          6,237,000
Engelhard Corp.                                      239,100          4,841,775
Ferro Corp.                                          271,500          6,872,344
French Fragances, Inc.+                              377,200          5,893,750
IMC Global, Inc.                                     133,400          4,018,675
OM Group, Inc.                                        99,200          4,092,000
                                                                  -------------
                                                                     31,955,544
-------------------------------------------------------------------------------
Trucking/Shipping -- 0.4%
Interpool, Inc.                                      247,200          3,568,950
-------------------------------------------------------------------------------
Total Common Stocks Investment -- 97.8%
   (Cost $595,318,296)                                              808,853,728
-------------------------------------------------------------------------------
Preferred Stocks Investment -- 0.5%
Chesapeake Energy Corp.
   (Cost $4,299,058)                                  86,700      $   3,695,588
-------------------------------------------------------------------------------
Total Long-Term Investments -- 98.3%
   (Cost $599,617,354)                                            $ 812,549,316
-------------------------------------------------------------------------------
Short-Term Investment -- 1.2%
                                                   Principal
                                                     Amount
                                                     (000)
-------------------------------------------------------------------------------
Repurchase Agreement
   Goldman, Sachs & Co.,  5.00%
   6/30/98-7/01/98, Amount Due-
   $9,727,350 (collaterized by
   $9,935,485, U.S. Treasury Bonds,
   13.13%, Due 7/1/98)
   (Cost $9,726,000)                                  $9,726      $   9,726,000
-------------------------------------------------------------------------------
Total Investments -- 99.5%
   (Cost $609,343,354)                                              822,275,316
-------------------------------------------------------------------------------
Other Assets, Less Liabilities
Cash                                                                      1,201
Dividends and Interest Receivable                                       964,096
Receivable for Investments Sold                                      13,185,184
Payable for Investments Purchased                                    (9,726,000)
Payable for Pending
    Capital Transactions                                               (284,591)
-------------------------------------------------------------------------------
Total Other Assets
Less Liabilities-- 0.5%                                               4,139,890
-------------------------------------------------------------------------------
Net Assets-- 100%                                                 $ 826,415,206
-------------------------------------------------------------------------------
Net Assets representing:
Equity of Participants
   (other then Annuitants)
   27,966,504 Accumulation Units
   at an Accumulation Unit Value of
   $27.9797                                                       $ 782,493,743
Equity of Annuitants                                                 36,924,105
Equity of Prudential Insurance
   Company of America                                                 6,997,358
===============================================================================
                                                                  $ 826,415,206
===============================================================================

The following abbreviations are used in portfolio descriptions

ADR-American Depository Receipts

N.V.-Naamloze VennooSchap (Dutch Corporation)

PLC-Public Limited Company

+Non-Income Producing Security



                        See Notes to Financial Statements

                         Financial Statements of VCA-2
                      Statement of Operations (Unaudited)

------------------------------------------------------------------------------------------------
Six Months Ended                                                                   June 30, 1998
------------------------------------------------------------------------------------------------
Investment Income [Note 2B]
   Dividends                                                                        $  4,370,159
   Interest                                                                              473,052
------------------------------------------------------------------------------------------------
Total Income                                                                           4,843,211
------------------------------------------------------------------------------------------------
Expenses [Note 3]
   Fees Charged to Participants and Annuitants for Investment Management Services        507,262
   Fees Charged to Participants (other than Annuitants) for Assuming
      Mortality and Expense Risks                                                      1,471,477
------------------------------------------------------------------------------------------------
Total Expenses                                                                         1,978,739
------------------------------------------------------------------------------------------------
Investment Income - Net                                                                2,864,472
------------------------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments - Net [Note 2B]
   Realized Gain on Investments - Net                                                 61,501,531
   Decrease in Unrealized Appreciation on Investments - Net                             (780,263)
Net Gain on Investments                                                               60,721,268
------------------------------------------------------------------------------------------------
Net Increase In Net Assets Resulting from Operations                                $ 63,585,740
================================================================================================


                         Statements of Changes in Net Assets (Unaudited)
---------------------------------------------------------------------------------------------------

                                                             Six Months Ended         Year Ended
                                                              June 30, 1998       December 31, 1997
---------------------------------------------------------------------------------------------------
Operations
   Investment Income - Net                                    $   2,864,472           $   4,884,485
   Realized Gain on Investments - Net [Note 2B]                  61,501,531             147,369,906
   Increase In Unrealized
      Appreciation on Investments - Net [Note 2B]                  (780,263)             43,649,467
---------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations             63,585,740             195,903,858
---------------------------------------------------------------------------------------------------
Capital Transactions [Notes 3 & 5]
   Purchase Payments and Transfers In                            16,916,872              37,581,652
   Withdrawals and Transfers Out                                (35,484,513)            (80,261,096)
   Annual Administration Charges Deducted from
      Participants' Accumulation Accounts                           (28,993)                (28,266)
   Mortality and Expense Risk Charges Deducted
      from Annuitants' Accounts                                     (50,309)               (123,028)
   Variable Annuity Payments                                     (2,377,047)             (4,174,661)
---------------------------------------------------------------------------------------------------
Net Decrease In Net Assets
   Resulting from Capital Transactions                          (21,023,990)            (47,005,399)
---------------------------------------------------------------------------------------------------
Net Decrease In Net Assets
   Resulting from Surplus Transfers [Note 6]                             --                  78,656
---------------------------------------------------------------------------------------------------
Total Increase in Net Assets                                     42,561,750             148,977,115
   Net Assets
      Beginning of Period                                       783,853,456             634,876,341
---------------------------------------------------------------------------------------------------
      End of Period                                           $ 826,415,206           $ 783,853,456
===================================================================================================

                       See Notes to Financial Statements

Notes to Financial Statements of VCA-2 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1:   General

          The Prudential Variable Contract Account-2 (VCA-2 or the Account) was established on January 9, 1968 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-2 has been designed for use by public school systems and certain tax-exempt organizations to provide for the purchase and payment of tax-deferred variable annuities. Its investments are composed primarily of common stocks. All contractual and other obligations arising under contracts participating in VCA-2 (Contracts) are general obligations of Prudential, although Participants' payments from the Account will depend upon the investment experience of the Account.

NOTE 2:   Summary of Significant Accounting Policies

          A. Securities Valuation

          Equity Securities

          Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. Eastern time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. Nasdaq National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Account's Pricing Committee.

          Fixed Income Securities

          Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service.

          Short-Term Investments

          Short-term investments having maturities of 60 days or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accrual of discount or amortization of premium to maturity.

          B. Securities Transactions and Investment Income

          Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and realized and unrealized gains and losses are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-2. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Notes to Financial Statements of VCA-2 (Unaudited)
--------------------------------------------------------------------------------

          C. Taxes

          The operations of VCA-2 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-2 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-2 has not been reduced by federal income taxes.

          D. Equity of Annuitants

          Reserves are computed for purchased annuities using the Prudential 1950 Group Annuity Valuation (GAV) Table, adjusted, and a valuation interest rate related to the Assumed Investment Result (AIR). The valuation interest rate is equal to the AIR less .5% which is a charge defined in Note 3A. The AIRs are selected by each Contract-holder and are described in the prospectus.

NOTE 3:   Charges

          A. Prudential acts as investment manager for VCA-2 under an agreement for Investment Management Services. The expenses charged to VCA-2 consist of the following contract charges which are paid to Prudential:

               (i) An investment management fee is calculated daily at an effective annual rate of 0.125% of the current value of the accounts of Participants (other than Annuitants and Prudential). An equivalent charge is made monthly in determining the amount of Annuitants' payments.

               (ii) A daily charge for assuming mortality and expense risks is calculated at an effective annual rate of 0.375% of the current value of the accounts of Participants (other than Annuitants and Prudential). A one-time equivalent charge is deducted when the initial Annuity Units for Annuitants are determined.

          B. An annual administration charge of not more than $30 annually, is deducted from the accumulation account of certain Participants either at the time of withdrawal of the value of the entire Participant's account or at the end of the accounting year by canceling Accumulation Units. This deduction may be made from a fixed-dollar annuity contract if the Participant is enrolled under such a contract.

          C. A charge of 2.5% for sales and other marketing expenses is made from certain Participant's purchase payments. For the six months ended June 30, 1998, Prudential has advised the account it has received $5,083 for such charges.

NOTE 4:   Purchases and Sales of Portfolio Securities

          For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $175,619,226 and $192,098,889, respectively.

Notes to Financial Statements of VCA-2  (Unaudited)
--------------------------------------------------------------------------------

NOTE 5:   Unit Transactions

          The number of Accumulation Units issued and redeemed for the six months ended June 30, 1998 and the year ended December 31, 1997 is as follows:

                                              1998                  1997
                Units issued               1,241,975             4,486,054
                Units redeemed             1,918,625             6,391,015


NOTE 6:   Net Decrease in Net Assets Resulting from Surplus Transfers

          The decrease in net assets resulting from surplus transfers represents the net reductions from the equity of Prudential from VCA-2.

NOTE 7:   Related Party Transactions

          For the six months ended June 30, 1998 Prudential Securities Incorporated, an indirect, wholly owned subsidiary of Prudential, earned $6,582 in brokerage commissions from portfolio transactions executed on behalf of VCA-2.

NOTE 8:   Participant Loans

          Participant loan initiations are not permitted in VCA-2. However, participants who initiated loans in other accounts are permitted to direct loan repayments into VCA-2.

          For the six months ended June 30, 1998 and the year ended December 31,1997, $18,320 and $18,529 of participant loan principal and interest has been paid to VCA-2, respectively.






This report is for the information of persons participating in The Prudential Variable Contract Account-2 (VCA-2, Long Term Growth Account, or the Account). It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for VCA-2. Prudential Investment Management Services LLC, Distributor, is an affiliate of The Prudential Insurance Company of America. VCA-2 is a group annuity insurance product issued by The Prudential Insurance Company of America.

                             The Prudential Variable
                              Contract Account - 2


Committee Members

MENDEL A. MELZER, CFA
  Chairman,
The Prudential Variable
Contract Account - 2

W. SCOTT McDONALD, JR., Ph.D.
  Vice President,
Kaludis Consulting Group

JONATHAN M. GREENE
  President,
The Prudential Variable
Contract Account - 2

SAUL K. FENSTER, Ph.D.
  President, New Jersey
Institute of Technology

JOSEPH WEBER, Ph.D.
  Vice President,
Interclass (international corporate learning)

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                                       15

================================================================================

Whether providing insurance protection for home, family and business, or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.

The Prudential Insurance Company of America
30 Scranton Office Park
Scranton, PA 18507-1789
(800) 458-6333

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